                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5912
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                            MFS SPECIAL VALUE TRUST
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                   Date of fiscal year end: October 31, 2003
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                    Date of reporting period: April 30, 2004
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
ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 4/30/04

MFS(R) SPECIAL VALUE TRUST

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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NOT FDIC INSURED               MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) SPECIAL VALUE TRUST

The trust seeks to maintain an annual distribution rate of 10% based on its average daily net asset value (NAV), while seeking opportunities for capital appreciation.

New York Stock Exchange Symbol:  MFV


TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
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MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO MANAGER'S PROFILE                        9
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PERFORMANCE SUMMARY                               10
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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN      12
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PORTFOLIO OF INVESTMENTS                          13
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FINANCIAL STATEMENTS                              24
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NOTES TO FINANCIAL STATEMENTS                     29
----------------------------------------------------
TRUSTEES AND OFFICERS                             39
----------------------------------------------------
CONTACT INFORMATION                               43

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from
2.6 years to 5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS" high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained quite steady in the midst of a challenging enveronment.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer
    MFS Investment Management(R)

    May 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers" ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies" customers and competitors

o developing our own proprietary estimates of companies" earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

During the six-month period that ended April 30, 2004, the bond market was highlighted by a continuation of low interest rates, high bond prices, and solid returns for bond investors. However, the market began to change rapidly toward the end of the period, following a string of strong economic numbers and reports in March and April of rapid improvement in the U.S. employment market. Improving economic indicators and better employment numbers set the stage for rising interest rates and declining prices for bonds. These conditions were exacerbated by the expectation that the U.S. Federal Reserve Board (the Fed) would raise interest rates sometime in the near future. Together, the improving economic and employment outlook and the expectation of rising interest rates led to declining bond prices and lower returns for bond investors late in the period.

The turnaround in global stock markets that began in the spring of 2003 continued for much of the reporting period. This rally was driven by increasingly positive global economic numbers as the period progressed, particularly with regard to business confidence and corporate earnings. By late 2003, corporate capital spending, which had been weak for several years, had also begun to accelerate. Another driver of the equity rally, in our view, was the decision by most central banks worldwide to leave interest rates at near-historic lows throughout the period. Toward the end of the period, however, a combination of several factors, in our view, including the expectation of Fed rate increase, started to dampen stock returns. The March train bombings in Spain brought geopolitical concerns back to the forefront of investors" minds. In addition, oil prices that approached $40 per barrel in late April raised concerns that high energy costs could become a significant drag on the global recovery.

CONTRIBUTORS TO PERFORMANCE

Exposure to debt issued by cable companies was a leading contributor to performance during the reporting period. Many companies in this sector had performed poorly in 2002. However, the sector proved to be remarkably resilient: starting in 2003, and continuing into the reporting period, we saw a dramatic rise in value of the underlying assets of many of these companies.

In particular, we saw a rebound in the market value per subscriber of many cable companies. In previous periods, the market had depressed these values because of fears over competition from areas such as satellite television services. However, cable companies benefited during the period from the growing popularity of cable-based, high-speed internet services. In addition, many of these companies gained more access to the capital markets during the period and were able to refinance their debt. This in turn attracted new investors and drove up the value of cable industry bonds. In particular, the trust benefited from exposure to Adelphia Communications and Charter Communications. Adelphia was emerging from bankruptcy and returned a full par claim on its bonds. Charter's bond prices have improved as the company has accessed capital markets to extend maturities and improve liquidity.

We also held the bonds of a number of commodity chemicals firms which contributed significantly to performance. Among these were Huntsman and IMC Global. The industry benefited from generally improving fundamentals and from increased mergers and acquisition activity. IMC Global, for example, was acquired by a subsidiary of Cargill, and that acquisition drove up the price of its bonds.

Among the equity assets in the portfolio, an overweight position in utilities & communications firms provided the biggest contribution to performance. AT&T Wireless, for example, was the largest individual contributor to positive performance in the portfolio, as it was purchased during the period by Cingular Wireless at a hefty premium. Cingular is a joint venture of SBC Communications and Bell South. As of period end, its acquisition of AT&T Wireless had been announced but not yet completed. AT&T stock has since been sold from the portfolio.

DETRACTORS FROM PERFORMANCE

A combination of security selection and an underweighted position in European bonds was a primary detractor from relative returns compared to our benchmark, the Lehman Brothers High Yield Bond Index. A bond rally in Europe continued throughout the period as investors looked at the slow pace of economic growth in European countries and surmised that interest rates would remain low for the foreseeable future. Our position in Parmalat, an Italian dairy firm, was the single largest detractor from relative performance. This bond is no longer held in the portfolio.

Two significant individual detractors from relative performance were our positions in Dobson Communications and WorldCom. The wireline segment of the telecommunications industry generally performed poorly during the period, and WorldCom suffered additional problems. Namely, the company did not emerge from bankruptcy as quickly as many investors had hoped. The stock has since been sold out of the portfolio.

Among equities held by the trust, our selection of stocks in the retailing sector was the biggest detractor from performance, and retailer Sears, Roebuck & Co. was the biggest individual detractor among all the stocks held in the portfolio. Sears struggled during the holiday shopping season and then faced further disappointment in the sales of its Land's End line of products. The stock was sold out of the portfolio by the end of the period.

    Respectfully,

/s/ John F. Addeo

    John F. Addeo
    Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Investment Perspective for our current view of the world.
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
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PORTFOLIO MANAGER'S PROFILE
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John F. Addeo, CFA, is Vice President and Associate Director of Fixed Income
Research of MFS Investment Management(R) (MFS(R)) and portfolio manager of the high-yield bond portfolios of our mutual funds, variable annuities, offshore accounts and closed-end funds. John joined MFS as a research analyst in 1998.
He became Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001. He was named Associate Director of Fixed Income Research in 2004. Previously, he was a quantitative analyst and a vice president in the high-yield groups of several major investment companies.

He received a Bachelor of Science degree from Siena College in 1984. He holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.

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PERFORMANCE SUMMARY THROUGH 4/30/04
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All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

------------------------
Six months ended 4/30/04
------------------------

                                                 Date                  Price
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Net asset value                                10/31/2003                $9.80
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                                                4/30/2004               $10.15
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New York Stock Exchange price                  10/31/2003               $10.40
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                                                4/08/2004  (high)*      $12.40
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                                               11/03/2003  (low)*       $10.32
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                                                4/30/2004               $11.08
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* For the period November 1, 2003, through April 30, 2004.

------------------------
Six months ended 4/30/04
------------------------

TOTAL RETURNS VS BENCHMARK
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New York Stock Exchange price**                                         11.70%
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Net asset value**                                                        8.59%
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Lehman Brothers High Yield Index#                                        5.52%
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** Includes reinvestment of dividends and capital gains distributions.
 # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

LEHMAN BROTHERS HIGH YIELD INDEX - measures the performance of the high-yield bond market.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

The trust's shares may trade at a discount to net asset value. Shareholders do not have the right to cause the trust to repurchase their shares at net asset value. The trust's shares also may trade at a premium to their net asset value. When trust shares trade at a premium, buyers pay more than the asset value underlying trust shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the trust's liquidation.

The trust's monthly distributions may include a return of capital to shareholders. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder's basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the trust's assets and increasing the trust's expense ratio.

The trust's target annual distribution rate is calculated based on the trust's average daily net asset value, not a fixed share price, and the trust's dividend amount will fluctuate with changes in the trust's average daily net asset value.

KEY RISK CONSIDERATIONS

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price flutuation.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for further information on these and other risk considerations.

INVESTMENT POLICY (FOREIGN SECURITIES)

The trust limits investment in securities of foreign issuers which are not traded on a U.S. exchange (excluding American Depository Receipts) to 10% of its total assets. For purposes of determining this investment limitation, foreign securities traded in U.S. markets which are well established and liquid (such as Rule 144A and Yankee Bond markets) are considered as being equivalent to U.S. exchange-traded securities, and therefore are not subject to this 10% limitation.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
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The Trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

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PORTFOLIO OF INVESTMENTS (unaudited) - 4/30/04
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The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 60.0%

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
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)              $ VALUE
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
U.S. Bonds - 48.5%
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Advertising & Broadcasting - 3.1%
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Allbritton Communications Co., 7.75%, 2012                                  $350         $357,000
-------------------------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75%, 2010##                                    655          641,900
-------------------------------------------------------------------------------------------------
LBI Media Holdings, Inc., 0% to 2008, 11% to 2013                            875          616,875
-------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., 0% to 2005, 14% to 2009                   225          216,562
-------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., 12%, 2010                                 204          235,875
-------------------------------------------------------------------------------------------------
                                                                                       $2,068,212
-------------------------------------------------------------------------------------------------
Aerospace - 1.8%
-------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 8.875%, 2011                                            $475         $458,375
-------------------------------------------------------------------------------------------------
Hexcel Corp., 9.75%, 2009                                                    650          682,500
-------------------------------------------------------------------------------------------------
K&F Industries, Inc., 9.625%, 2010                                            80           89,600
-------------------------------------------------------------------------------------------------
                                                                                       $1,230,475
-------------------------------------------------------------------------------------------------
Airlines - 1.7%
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Continental Airlines, Inc., 7.568%, 2006                                    $500         $420,648
-------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 8.307%, 2018                                     292          259,340
-------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 6.795%, 2020                                     495          419,648
-------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 7.566%, 2020                                      58           48,792
-------------------------------------------------------------------------------------------------
                                                                                       $1,148,428
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Apparel Manufacturers - 0%
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WestPoint Stevens, Inc., 7.875%, 2005 - 2008**                              $810          $26,325
-------------------------------------------------------------------------------------------------

Asset Backed & Securitized - 3.6%
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Anthracite CDO Ltd., 6%, 2037                                               $450         $353,021
-------------------------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corp., 8%, 2004+                                     699          635,900
-------------------------------------------------------------------------------------------------
Falcon Auto Dealership LLC, 4.1743%, 2023^^                                  695          128,831
-------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., 6.02%, 2033                       250          224,910
-------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., 7.7384%, 2010                              1,070        1,125,286
-------------------------------------------------------------------------------------------------
                                                                                       $2,467,948
-------------------------------------------------------------------------------------------------
Automotive - 2.9%
-------------------------------------------------------------------------------------------------
Advanced Accessory Systems LLC, 10.75%, 2011                                $115         $119,887
-------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 10.75%, 2011                                  650          672,750
-------------------------------------------------------------------------------------------------
Delco Remy International, Inc., 9.375%, 2012##                                40           39,500
-------------------------------------------------------------------------------------------------
Intermet Corp., 9.75%, 2009                                                  325          307,125
-------------------------------------------------------------------------------------------------
Metaldyne Corp., 11%, 2012                                                   365          310,250
-------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 12%, 2010##                                         305          230,275
-------------------------------------------------------------------------------------------------
TRW Automotive, Inc., 11%, 2013                                               13           15,470
-------------------------------------------------------------------------------------------------
TRW Automotive, Inc., 11.75%, 2013                                       EUR 163          232,308
-------------------------------------------------------------------------------------------------
Venture Holdings Trust, 11%, 2007**                                         $375           15,937
-------------------------------------------------------------------------------------------------
Venture Holdings Trust, 12%, 2009**                                          150               15
-------------------------------------------------------------------------------------------------
                                                                                       $1,943,517
-------------------------------------------------------------------------------------------------
Basic Industry - 0.8%
-------------------------------------------------------------------------------------------------
Foamex LP/Capital Corp., 10.75%, 2009                                       $425         $397,375
-------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp., 9.25%, 2014##                                     110          111,650
-------------------------------------------------------------------------------------------------
                                                                                         $509,025
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 5.9%
-------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 10.25%, 2011**                               $750         $832,500
-------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 8.125%, 2009                                             155          165,850
-------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 6.75%, 2012                                              110          109,725
-------------------------------------------------------------------------------------------------
Cablevision Systems Corp., 8%, 2012                                          180          180,000
-------------------------------------------------------------------------------------------------
Charter Communications, Inc., 8.625%, 2009                                   365          302,950
-------------------------------------------------------------------------------------------------
Charter Communications, Inc., 9.92%, 2011                                  1,150          960,250
-------------------------------------------------------------------------------------------------
Charter Communciations, Inc., 8.375%, 2014                                    50           49,250
-------------------------------------------------------------------------------------------------
FrontierVision Holdings LP, 11.875%, 2007**                                  300          369,000
-------------------------------------------------------------------------------------------------
Grande Communication Holdings, Inc., 14%, 2011##                             305          293,562
-------------------------------------------------------------------------------------------------
Insight Midwest LP, 9.75%, 2009                                              130          137,150
-------------------------------------------------------------------------------------------------
Mediacom Broadband LLC, 11%, 2013                                            575          615,250
-------------------------------------------------------------------------------------------------
                                                                                       $4,015,487
-------------------------------------------------------------------------------------------------
Building - 1.9%
-------------------------------------------------------------------------------------------------
Dayton Superior Corp., 10.75%, 2008                                         $195         $195,000
-------------------------------------------------------------------------------------------------
Formica Corp., 10.875%, 2009**                                               850          137,062
-------------------------------------------------------------------------------------------------
Interface, Inc., 10.375%, 2010                                               180          201,375
-------------------------------------------------------------------------------------------------
Interface, Inc., 9.5%, 2014##                                                150          150,750
-------------------------------------------------------------------------------------------------
Williams Scotsman, Inc., 9.875%, 2007                                        600          597,000
-------------------------------------------------------------------------------------------------
                                                                                       $1,281,187
-------------------------------------------------------------------------------------------------
Chemicals - 4.0%
-------------------------------------------------------------------------------------------------
Equistar Chemicals LP, 10.625%, 2011                                        $210         $234,150
-------------------------------------------------------------------------------------------------
Huntsman International LLC, 10.125%, 2009                                    750          785,625
-------------------------------------------------------------------------------------------------
IMC Global, Inc., 10.875%, 2013                                              140          171,850
-------------------------------------------------------------------------------------------------
INVISTA, 9.25%, 2012##                                                        40           40,286
-------------------------------------------------------------------------------------------------
JohnsonDiversey Holdings, Inc., 0% to 2007, 10.67% to 2013                   250          190,000
-------------------------------------------------------------------------------------------------
Lyondell Chemical Co., 11.125%, 2012                                         340          377,400
-------------------------------------------------------------------------------------------------
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014##                       390          245,700
-------------------------------------------------------------------------------------------------
Rockwood Specialties Group, Inc., 10.625%, 2011                              300          319,500
-------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 11.875%, 2010                           320          329,600
-------------------------------------------------------------------------------------------------
                                                                                       $2,694,111
-------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.1%
-------------------------------------------------------------------------------------------------
American Safety Razor Co., 9.875%, 2005                                     $500         $495,000
-------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625%, 2008                                 386          360,910
-------------------------------------------------------------------------------------------------
Samsonite Corp., 10.75%, 2008                                                400          416,000
-------------------------------------------------------------------------------------------------
Werner Holding Co., Inc., 10%, 2007                                          170          131,750
-------------------------------------------------------------------------------------------------
                                                                                       $1,403,660
-------------------------------------------------------------------------------------------------
Containers - 0.8%
-------------------------------------------------------------------------------------------------
Pliant Corp., 13%, 2010                                                     $510         $461,550
-------------------------------------------------------------------------------------------------
Portola Packaging, Inc., 8.25%, 2012##                                       130          111,800
-------------------------------------------------------------------------------------------------
                                                                                         $573,350
-------------------------------------------------------------------------------------------------
Energy - Independent - 0.2%
-------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875%, 2007                                          $135         $134,663
-------------------------------------------------------------------------------------------------

Entertainment - 0.7%
-------------------------------------------------------------------------------------------------
AMF Bowling Worldwide, Inc., 10%, 2010                                      $235         $243,813
-------------------------------------------------------------------------------------------------
Six Flags, Inc., 9.75%, 2013                                                 235          247,631
-------------------------------------------------------------------------------------------------
                                                                                         $491,444
-------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
-------------------------------------------------------------------------------------------------
FiberMark, Inc., 10.75%, 2011**                                             $305         $161,650
-------------------------------------------------------------------------------------------------
Newark Group, Inc., 9.75%, 2014##                                            390          382,200
-------------------------------------------------------------------------------------------------
                                                                                         $543,850
-------------------------------------------------------------------------------------------------
Gaming & Lodging - 0.7%
-------------------------------------------------------------------------------------------------
Resorts International Hotel & Casino, Inc., 11.5%, 2009                     $400         $446,000
-------------------------------------------------------------------------------------------------

Industrial - 1.0%
-------------------------------------------------------------------------------------------------
Blount, Inc., 13%, 2009                                                     $480         $518,400
-------------------------------------------------------------------------------------------------
Motors & Gears, Inc., 10.75%, 2006                                           180          159,300
-------------------------------------------------------------------------------------------------
                                                                                         $677,700
-------------------------------------------------------------------------------------------------
Machinery & Tools - 0.3%
-------------------------------------------------------------------------------------------------
Columbus McKinnon Corp., 8.5%, 2008                                         $225         $208,125
-------------------------------------------------------------------------------------------------
Columbus McKinnon Corp., 10%, 2010                                            20           21,200
-------------------------------------------------------------------------------------------------
                                                                                         $229,325
-------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.3%
-------------------------------------------------------------------------------------------------
Alliance Imaging, Inc., 10.375%, 2011                                       $200         $200,000
-------------------------------------------------------------------------------------------------
Beverly Enterprises, Inc., 9.625%, 2009                                      245          285,731
-------------------------------------------------------------------------------------------------
Healthsouth Corp., 8.5%, 2008                                                260          263,900
-------------------------------------------------------------------------------------------------
Universal Hospital Services, Inc., 10.125%, 2011##                           140          149,100
-------------------------------------------------------------------------------------------------
                                                                                         $898,731
-------------------------------------------------------------------------------------------------
Metals & Mining - 1.4%
-------------------------------------------------------------------------------------------------
Doe Run Resources Corp., 8.5%, 2008                                         $512         $281,743
-------------------------------------------------------------------------------------------------
Ispat Inland ULC, 9.75%, 2014##                                              260          266,500
-------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 9.875%, 2049**                             290          281,300
-------------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc., 10%, 2009                                           95           98,325
-------------------------------------------------------------------------------------------------
U.S. Steel Corp., 9.75%, 2010                                                 42           47,565
-------------------------------------------------------------------------------------------------
                                                                                         $975,433
-------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 1.6%
-------------------------------------------------------------------------------------------------
ANR Pipeline Co., 9.625%, 2021                                               $55          $62,425
-------------------------------------------------------------------------------------------------
El Paso Energy Corp., 7%, 2011                                               505          429,250
-------------------------------------------------------------------------------------------------
El Paso Production Holding Co., 7.75%, 2013                                  620          589,000
-------------------------------------------------------------------------------------------------
                                                                                       $1,080,675
-------------------------------------------------------------------------------------------------
Oil Services - 0.3%
-------------------------------------------------------------------------------------------------
Dresser, Inc., 9.375%, 2011                                                 $185         $199,800
-------------------------------------------------------------------------------------------------

Oils - 0.3%
-------------------------------------------------------------------------------------------------
Citgo Petroleum Corp., 11.375%, 2011                                        $150         $173,250
-------------------------------------------------------------------------------------------------
Printing & Publishing - 1.4%
-------------------------------------------------------------------------------------------------
Dex Media, Inc., 0% to 2008, 9% to 2013##                                   $975         $594,750
-------------------------------------------------------------------------------------------------
Houghton Mifflin Co., 9.875%, 2013                                           130          128,375
-------------------------------------------------------------------------------------------------
R.H. Donnelley Finance Corp., 10.875%, 2012                                  150          178,500
-------------------------------------------------------------------------------------------------
Warner Music Group, 7.375%, 2014##                                            25           25,781
-------------------------------------------------------------------------------------------------
                                                                                         $927,406
-------------------------------------------------------------------------------------------------
Retailers - 2.5%
-------------------------------------------------------------------------------------------------
Couche Tard U.S. LP, 7.5%, 2013                                             $335         $351,750
-------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9%, 2008                                           495          507,994
-------------------------------------------------------------------------------------------------
J. Crew Intermediate LLC, 0% to 2005, 16% to 2008                            387          317,406
-------------------------------------------------------------------------------------------------
J. Crew Operating Corp., 10.375%, 2007                                       150          150,188
-------------------------------------------------------------------------------------------------
PCA LLC, 11.875%, 2009                                                       180          201,600
-------------------------------------------------------------------------------------------------
Rite Aid Corp., 9.25%, 2013                                                  130          137,800
-------------------------------------------------------------------------------------------------
                                                                                       $1,666,738
-------------------------------------------------------------------------------------------------
Telecommunications - Wireline - 1.7%
-------------------------------------------------------------------------------------------------
Qwest Corp., 13.5%, 2010                                                    $600         $696,000
-------------------------------------------------------------------------------------------------
Qwest Corp., 9.125%, 2012##                                                  110          116,875
-------------------------------------------------------------------------------------------------
Time Warner Telecom Holdings, Inc., 10.125%, 2011                            230          192,050
-------------------------------------------------------------------------------------------------
Time Warner Telecom Holdings, Inc., 9.25%, 2014##                            170          158,100
-------------------------------------------------------------------------------------------------
                                                                                       $1,163,025
-------------------------------------------------------------------------------------------------
Utilities - Electric Power - 2.1%
-------------------------------------------------------------------------------------------------
Dynegy Holdings, Inc., 6.875%, 2011                                         $155         $132,525
-------------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45%, 2011                                               199          209,507
-------------------------------------------------------------------------------------------------
Midwest Generation LLC, 8.75%, 2034##                                        145          145,000
-------------------------------------------------------------------------------------------------
Mirant Americas Generation, Inc., 8.3%, 2011**                               400          290,000
-------------------------------------------------------------------------------------------------
Mission Energy Holding Co., 13.5%, 2008                                      250          274,375
-------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75%, 2007                                        50           52,250
-------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.25%, 2010                                         200          214,000
-------------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.5%, 2013                                          125          135,625
-------------------------------------------------------------------------------------------------
                                                                                       $1,453,282
-------------------------------------------------------------------------------------------------
Wireless Communications - 3.6%
-------------------------------------------------------------------------------------------------
Alamosa Holdings, Inc., 8.5%, 2012                                           $70          $67,725
-------------------------------------------------------------------------------------------------
Alamosa Holdings, Inc., 0% to 2005, 12% to 2009                              509          478,460
-------------------------------------------------------------------------------------------------
Centennial Communications Corp., 10.125%, 2013                               350          360,500
-------------------------------------------------------------------------------------------------
Dobson Communications Corp., 8.875%, 2013                                    450          352,125
-------------------------------------------------------------------------------------------------
MetroPCS, Inc., 10.75%, 2011                                                 335          353,425
-------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.75%, 2010                                            559          522,665
-------------------------------------------------------------------------------------------------
Ubiquitel Operating, Co., 9.875%, 2011##                                     310          310,000
-------------------------------------------------------------------------------------------------
                                                                                       $2,444,900
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $32,867,947
-------------------------------------------------------------------------------------------------

Foreign Bonds - 11.5%
-------------------------------------------------------------------------------------------------
Australia - 0.7%
-------------------------------------------------------------------------------------------------
Burns Philp Capital Property Ltd., 9.75%, 2012 (Food &
Non-Alcoholic Beverages)                                                    $425         $448,375
-------------------------------------------------------------------------------------------------

Belgium - 0.7%
-------------------------------------------------------------------------------------------------
Telenet Group Holdings N.V., 0% to 2008, 11% to 2014
(Broadcast & Cable TV)##                                                    $780         $487,500
-------------------------------------------------------------------------------------------------

Brazil - 1.6%
-------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 2.125%, 2012 (Sovereign)                        $545         $452,301
-------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 8%, 2014 (Sovereign)                             179          164,720
-------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 2.0625%, 2024 (Sovereign)                         54           41,310
-------------------------------------------------------------------------------------------------
Federal Republic of Brazil, 11%, 2040 (Sovereign)                            430          399,900
-------------------------------------------------------------------------------------------------
                                                                                       $1,058,231
-------------------------------------------------------------------------------------------------
Bulgaria - 0.1%
-------------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25%, 2015 (Sovereign)                                $44          $50,380
-------------------------------------------------------------------------------------------------

Canada - 0.3%
-------------------------------------------------------------------------------------------------
Hollinger, Inc., 12.875%, 2011 (Printing & Publishing)##                     $85          $99,450
-------------------------------------------------------------------------------------------------
Norske Skog Canada, 7.375%, 2014 (Forest & Paper
Products)##                                                                  125          128,125
-------------------------------------------------------------------------------------------------
                                                                                         $227,575
-------------------------------------------------------------------------------------------------
Dominican Republic - 1.0%
-------------------------------------------------------------------------------------------------
Dominican Republic, 9.04%, 2013 (Sovereign)                                 $964         $694,080
-------------------------------------------------------------------------------------------------

France - 1.7%
-------------------------------------------------------------------------------------------------
Crown European Holdings S.A., 10.875%, 2013 (Containers)                    $305         $355,325
-------------------------------------------------------------------------------------------------
Rhodia S.A., 6%, 2006 (Chemicals)                                        EUR 105          123,238
-------------------------------------------------------------------------------------------------
Rhodia S.A., 8.875%, 2011 (Chemicals)##                                     $825          680,625
-------------------------------------------------------------------------------------------------
                                                                                       $1,159,188
-------------------------------------------------------------------------------------------------
Luxembourg - 1.3%
-------------------------------------------------------------------------------------------------
Lighthouse International Co. S.A., 8%, 2014 (Printing &
Publishing)##                                                            EUR 150         $180,546
-------------------------------------------------------------------------------------------------
Millicom International Cellular S.A., 10%, 2013 (Wireless
Communications)##                                                           $330          338,250
-------------------------------------------------------------------------------------------------
Safilo Capital International S.A., 9.625%, 2013 (Consumer
Goods & Services)##                                                      EUR 330          367,559
-------------------------------------------------------------------------------------------------
                                                                                         $886,355
-------------------------------------------------------------------------------------------------
Mexico - 1.3%
-------------------------------------------------------------------------------------------------
Axtel S.A. de C.V., 11%, 2013 (Telecommunications -
Wireline)                                                                   $565         $562,175
-------------------------------------------------------------------------------------------------
Corporacion Durango S.A. de C.V., 13.75%, 2009 (Forest &
Paper Products)**                                                            258          170,280
-------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022 (Oil
Services)                                                                    143          153,010
-------------------------------------------------------------------------------------------------
United Mexican States, 8%, 2022 (Sovereign)                                   13           13,715
-------------------------------------------------------------------------------------------------
                                                                                         $899,180
-------------------------------------------------------------------------------------------------
Norway - 0.6%
-------------------------------------------------------------------------------------------------
Ocean Rig Norway S.A., 10.25%, 2008 (Oil Services)                          $440         $435,600
-------------------------------------------------------------------------------------------------

Panama - 0.4%
-------------------------------------------------------------------------------------------------
Republic of Panama, 9.375%, 2029 (Sovereign)                                $261         $287,100
-------------------------------------------------------------------------------------------------

Philippines - 0.1%
-------------------------------------------------------------------------------------------------
Republic of Philippines, 9.375%, 2017 (Sovereign)                            $57          $59,138
-------------------------------------------------------------------------------------------------

Poland - 0.8%
-------------------------------------------------------------------------------------------------
PTC International Finance II S.A., 11.25%, 2009 (Wireless
Communications)                                                             $500         $537,500
-------------------------------------------------------------------------------------------------

Russia - 0.7%
-------------------------------------------------------------------------------------------------
Gazprom, 9.625%, 2013 (Utilities - Gas)                                     $150         $154,875
-------------------------------------------------------------------------------------------------
Salomon Brothers (SIBNEFT), 10.75%, 2009 (Energy -
Integrated)                                                                   84           88,956
-------------------------------------------------------------------------------------------------
Tyumen Oil Co., 11%, 2007 (Energy - Integrated)                              200          225,000
-------------------------------------------------------------------------------------------------
                                                                                         $468,831
-------------------------------------------------------------------------------------------------
United Kingdom - 0.2%
-------------------------------------------------------------------------------------------------
Dunlop Stand Aerospace Holdings PLC, 11.875%, 2009
(Aerospace)##                                                               $110         $116,325
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $7,815,358
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $40,706,166)                                            $40,683,305
-------------------------------------------------------------------------------------------------

Stocks - 30.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES          $ VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 27.5%
-------------------------------------------------------------------------------------------------
Airlines - 1.3%
-------------------------------------------------------------------------------------------------
Southwest Airlines Co.^                                                   60,500         $863,940
-------------------------------------------------------------------------------------------------

Automotive - 0.7%
-------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc.*                                        34,476         $497,489
-------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 4.9%
-------------------------------------------------------------------------------------------------
Comcast Corp., "Special A"                                                59,100       $1,713,309
-------------------------------------------------------------------------------------------------
Cumulus Media, Inc.^*                                                     21,206          445,750
-------------------------------------------------------------------------------------------------
NTL, Inc.^*                                                                9,915          562,875
-------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., "A"^                                      30,000          370,800
-------------------------------------------------------------------------------------------------
Sirius Satellite Radio, Inc.^*                                            64,555          213,032
-------------------------------------------------------------------------------------------------
                                                                                       $3,305,766
-------------------------------------------------------------------------------------------------
Business Services - 0%
-------------------------------------------------------------------------------------------------
Anacomp, Inc.^*                                                               30             $308
-------------------------------------------------------------------------------------------------

Containers - 2.0%
-------------------------------------------------------------------------------------------------
Owens-Illinois, Inc.^*                                                    97,000       $1,354,120
-------------------------------------------------------------------------------------------------

Electrical Equipment - 2.1%
-------------------------------------------------------------------------------------------------
Tyco International Ltd.^                                                  51,500       $1,413,675
-------------------------------------------------------------------------------------------------

Energy - Independent - 0.2%
-------------------------------------------------------------------------------------------------
NRG Energy, Inc.*                                                          6,073         $131,784
-------------------------------------------------------------------------------------------------

Gaming & Lodging - 0.8%
-------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.^                                                   7,750         $245,830
-------------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.^*                                            28,575          326,327
-------------------------------------------------------------------------------------------------
                                                                                         $572,157
-------------------------------------------------------------------------------------------------
Machinery & Tools - 0.1%
-------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp.^*                                                3,590          $53,491
-------------------------------------------------------------------------------------------------

Medical & Health Technology & Services - 1.9%
-------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.^*                                                 110,500       $1,299,480
-------------------------------------------------------------------------------------------------

Metals & Mining - 0.4%
-------------------------------------------------------------------------------------------------
Commonwealth Industries, Inc.^*                                           39,700         $313,630
-------------------------------------------------------------------------------------------------

Oil Services - 5.9%
-------------------------------------------------------------------------------------------------
BJ Services Co.^*                                                         22,800       $1,014,600
-------------------------------------------------------------------------------------------------
Cooper Cameron Corp.^*                                                    16,530          799,226
-------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.^                                                      54,430        1,435,319
-------------------------------------------------------------------------------------------------
Noble Corp.^*                                                             20,890          776,272
-------------------------------------------------------------------------------------------------
                                                                                       $4,025,417
-------------------------------------------------------------------------------------------------
Pharmaceuticals - 1.9%
-------------------------------------------------------------------------------------------------
Schering-Plough Corp.^                                                    75,800       $1,268,134
-------------------------------------------------------------------------------------------------

Specialty Chemicals - 0%
-------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.*                                                    605          $15,428
-------------------------------------------------------------------------------------------------

Telecommunications - Wireline - 0.5%
-------------------------------------------------------------------------------------------------
MCI, Inc.*                                                                22,872         $324,325
-------------------------------------------------------------------------------------------------

Telephone Services - 2.3%
-------------------------------------------------------------------------------------------------
Verizon Communications, Inc.^                                             41,400       $1,562,436
-------------------------------------------------------------------------------------------------

Utilities - Electric Power - 2.3%
-------------------------------------------------------------------------------------------------
Calpine Corp.*                                                           315,260       $1,368,228
-------------------------------------------------------------------------------------------------
DPL, Inc.^                                                                10,154          178,913
-------------------------------------------------------------------------------------------------
El Paso Electric Co.*                                                        800           11,320
-------------------------------------------------------------------------------------------------
                                                                                       $1,558,461
-------------------------------------------------------------------------------------------------
Utilities - Gas - 0.2%
-------------------------------------------------------------------------------------------------
Ferrell Gas Partners LP                                                    6,088         $133,205
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $18,693,246
-------------------------------------------------------------------------------------------------

Foreign Stocks - 2.7%
-------------------------------------------------------------------------------------------------
Canada - 1.0%
-------------------------------------------------------------------------------------------------
International Utility Structures, Inc. (Metals & Mining)*                254,700          $20,435
-------------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*                   174,800          653,752
-------------------------------------------------------------------------------------------------
                                                                                         $674,187
-------------------------------------------------------------------------------------------------
Netherlands - 0.9%
-------------------------------------------------------------------------------------------------
Completel Europe N.V. (Telephone Services)*                               14,941         $572,253
-------------------------------------------------------------------------------------------------

Sweden - 0.6%
-------------------------------------------------------------------------------------------------
Song Networks Holding AB (Telephone Services)                             66,675         $427,627
-------------------------------------------------------------------------------------------------

United Kingdom - 0.2%
-------------------------------------------------------------------------------------------------
Jazztel PLC (Telephone Services)*                                        337,125         $133,240
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $1,807,307
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $25,914,578)                                           $20,500,553
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.1%
-------------------------------------------------------------------------------------------------
Automotive - 0%
-------------------------------------------------------------------------------------------------
HLI Operating Co., Inc., "A", 8%*                                            114           $9,576
-------------------------------------------------------------------------------------------------

Broadcast & Cable TV - 1.0%
-------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., "B", 10.75%                              681         $686,108
-------------------------------------------------------------------------------------------------

Telephone Services - 0.1%
-------------------------------------------------------------------------------------------------
Song Networks Holding AB, 0%*                                              7,200          $46,194
-------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost,
$718,097)                                                                                $741,878
-------------------------------------------------------------------------------------------------

Preferred Stocks - 2.6%
-------------------------------------------------------------------------------------------------
Broadcast & Cable TV - 2.6%
-------------------------------------------------------------------------------------------------
Paxson Communications Corp., 14.25%                                          187       $1,748,450
-------------------------------------------------------------------------------------------------

Telephone Services - 0%
-------------------------------------------------------------------------------------------------
PTV, Inc., "A", 10%^*                                                          9              $68
-------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,442,600)                                   $1,748,518
-------------------------------------------------------------------------------------------------

Warrants - 0%
-------------------------------------------------------------------------------------------------
Anacomp, Inc. (Business Services)*                                         5,841             $409
-------------------------------------------------------------------------------------------------
ONO Finance PLC (Broadcast & Cable TV)*                                    1,000               10
-------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc. (Chemicals)*                                         30               44
-------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp. (Basic Industry)*                                5,505            7,432
-------------------------------------------------------------------------------------------------
Thermadyne Holdings Corp. (Basic Industry)*                                3,330            5,994
-------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $123,377)                                                $13,889
-------------------------------------------------------------------------------------------------

Convertible Bond - 1.9%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)
-------------------------------------------------------------------------------------------------
United Kingdom - 1.9%
-------------------------------------------------------------------------------------------------
COLT Telecom Group PLC, 2%, 2006 (Wireless Communications)
(Identified Cost, $807,524)                                            EUR 1,000       $1,317,416
-------------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 16.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES
-------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at
Identified Cost                                                       11,008,650      $11,008,650
-------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.3%
-------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                         (000 Omitted)
-------------------------------------------------------------------------------------------------
Goldman Sachs, dated 4/30/04, due 5/03/04, total to be
received $1,577,137 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded account),
at Cost                                                                   $1,577       $1,577,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $82,297,992)                                      $77,591,209
-------------------------------------------------------------------------------------------------

Securities Sold Short - (0.1)%
-------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES
-------------------------------------------------------------------------------------------------
Specialty Chemicals - (0.1)%
-------------------------------------------------------------------------------------------------
Applied Extrusion Technologies, Inc. (Proceeds Received, $
(74,301))                                                               (25,000)         $(64,000)
-------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (14.2)%                                               (9,635,983)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $67,891,226
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  ^ All or a portion of this security is on loan.
 ^^ Interest only security.
  + Restricted security.

As of April 30, 2004, one security representing $427,627 and 0.6% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

      EUR = Euro

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
-----------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/04

ASSETS

Investments, at value, including $10,736,045 of securities on
loan (identified cost, $82,297,992)                                 $77,591,209
-----------------------------------------------------------------------------------------------------
Cash                                                                     10,852
-----------------------------------------------------------------------------------------------------
Deposits with brokers for securities sold short                          75,000
-----------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts               51,633
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                         684,567
-----------------------------------------------------------------------------------------------------
Interest and dividends receivable                                       936,177
-----------------------------------------------------------------------------------------------------
Other assets                                                             10,850
-----------------------------------------------------------------------------------------------------
Total assets                                                                              $79,360,288
-----------------------------------------------------------------------------------------------------

LIABILITIES

Payable to dividend disbursing agent                                    $55,605
-----------------------------------------------------------------------------------------------------
Securities sold short, at value (proceeds received, $74,301)             64,000
-----------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts                   9,690
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                        91,291
-----------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                           11,008,650
-----------------------------------------------------------------------------------------------------
Payable to affiliates
-----------------------------------------------------------------------------------------------------
  Management fee                                                          1,723
-----------------------------------------------------------------------------------------------------
  Transfer and dividend disbursing agent costs                            1,434
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                         21
-----------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                                  236,648
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $11,469,062
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $67,891,226
-----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                     $75,449,424
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on investments and translation of
assets and liabilities in foreign currencies                         (4,654,893)
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                  (774,184)
-----------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income         (2,129,121)
-----------------------------------------------------------------------------------------------------
Net assets                                                                                $67,891,226
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
(6,942,670 issued, less 256,600 treasury shares)                                            6,686,070
-----------------------------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest outstanding)                                       $10.15
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 4/30/04

NET INVESTMENT INCOME

NET INVESTMENT INCOME

Income
-----------------------------------------------------------------------------------------------------
  Interest                                                            $2,177,063
-----------------------------------------------------------------------------------------------------
  Dividends                                                              211,223
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $2,388,286
-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Management fee                                                        $312,593
-----------------------------------------------------------------------------------------------------
  Trustees" compensation                                                  14,288
-----------------------------------------------------------------------------------------------------
  Transfer and dividend disbursing agent costs                             9,162
-----------------------------------------------------------------------------------------------------
  Administrative fee                                                       3,686
-----------------------------------------------------------------------------------------------------
  Investor communication expense                                          28,862
-----------------------------------------------------------------------------------------------------
  Custodian fee                                                           10,917
-----------------------------------------------------------------------------------------------------
  Printing                                                                16,381
-----------------------------------------------------------------------------------------------------
  Postage                                                                  3,108
-----------------------------------------------------------------------------------------------------
  Auditing fees                                                           15,560
-----------------------------------------------------------------------------------------------------
  Legal fees                                                                 133
-----------------------------------------------------------------------------------------------------
  Miscellaneous                                                           18,629
-----------------------------------------------------------------------------------------------------
Total expenses                                                                               $433,319
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (6,983)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                 $426,336
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      $1,961,950
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Realized gain (loss) (identified cost basis)
-----------------------------------------------------------------------------------------------------
  Investment transactions                                             $2,503,616
-----------------------------------------------------------------------------------------------------
  Foreign currency transactions                                         (117,469)
-----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                               $2,386,147
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation
-----------------------------------------------------------------------------------------------------
  Investments                                                         $1,361,839
-----------------------------------------------------------------------------------------------------
  Securities sold short                                                   10,301
-----------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies             36,543
-----------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                                $1,408,683
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                                   $3,794,830
-----------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                     $5,756,780
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                               SIX MONTHS ENDED             YEAR ENDED
                                                                    4/30/04                  10/31/03
                                                                  (UNAUDITED)

INCREASE IN NET ASSETS

FROM OPERATIONS

Net investment income                                              $1,961,950                $3,875,102
-------------------------------------------------------------------------------------------------------
Net realized gain  on investments and foreign currency
transactions                                                        2,386,147                   329,387
-------------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                         1,408,683                16,659,306
---------------------------------------------------------------  ------------               -----------
Increase in net assets from operations                             $5,756,780               $20,863,795
---------------------------------------------------------------  ------------               -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                        $(3,384,951)              $(3,749,309)
-------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency
transactions                                                               --                (1,860,373)
---------------------------------------------------------------  ------------               -----------
Total distributions declared to shareholders                      $(3,384,951)              $(5,609,682)
---------------------------------------------------------------  ------------               -----------
Net increase in net assets from trust share transactions             $323,904                  $319,029
---------------------------------------------------------------  ------------               -----------
Total increase in net assets                                       $2,695,733               $15,573,142
---------------------------------------------------------------  ------------               -----------

NET ASSETS

At beginning of period                                            $65,195,493               $49,622,351
-------------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $2,129,121 and $706,120,
respectively)                                                     $67,891,226               $65,195,493
-------------------------------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                            SIX MONTHS                               YEAR ENDED 10/31
                                              ENDED         ------------------------------------------------------------------
                                             4/30/04          2003           2002          2001           2000          1999
                                           (UNAUDITED)
Net asset value, beginning of period         $9.80           $7.50          $8.63         $11.67         $14.34         $13.76
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#(S)

  Net investment income                      $0.29           $0.59          $0.71          $0.77          $1.01          $0.57
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                    0.57            2.56          (0.86)         (2.16)         (1.53)          1.66
-----------------------------------------  -------          ------         ------         ------         ------         ------
Total from investment operations             $0.86           $3.15         $(0.15)        $(1.39)        $(0.52)         $2.23
-----------------------------------------  -------          ------         ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income                $(0.51)         $(0.57)        $(0.74)        $(0.77)        $(1.01)        $(0.57)
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                                  --           (0.28)            --             --          (0.95)         (1.00)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income            --              --          (0.24)         (0.06)         (0.01)         (0.08)
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                          --              --             --          (0.82)         (0.18)            --
-----------------------------------------  -------          ------         ------         ------         ------         ------
Total distributions declared to
shareholders                                $(0.51)         $(0.85)        $(0.98)        $(1.65)        $(2.15)        $(1.65)
-----------------------------------------  -------          ------         ------         ------         ------         ------
Net asset value, end of period              $10.15           $9.80          $7.50          $8.63         $11.67         $14.34
-----------------------------------------  -------          ------         ------         ------         ------         ------
Per share market value, end of period      $11.080         $10.400         $7.250        $14.300        $13.750        $16.750
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                             11.70++         58.07         (43.54)         16.99          (4.33)         11.08
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                            SIX MONTHS                               YEAR ENDED 10/31
                                              ENDED         -------------------------------------------------------------------
                                             4/30/04              2003           2002           2001          2000         1999
                                           (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                    1.27+           1.34           1.56           1.53           1.35           1.23
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                      5.77+           6.75           8.39           7.49           7.46           3.79
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              40              94            137             49             32            137
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                              $67,891         $65,195        $49,622        $56,598        $75,545        $91,603
------------------------------------------------------------------------------------------------------------------------------
  + Annualized.
 ++ Not annualized.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective November 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets by
    0.49%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (unaudited)
------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Special Value Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversifed closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative value of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The trust uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market quotations where current market quotations are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market quotations are not readily available. Bonds and other fixed income securities (other than short-term obligations) in the trust's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. Equity securities in the trust's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. The trust may also fair value foreign equity securities in cases where closing market quotations are not readily available or are deemed not reflective of readily available market quotations. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the trust calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the trust may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the trust's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the trust's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets, and accrued expenses and other liabilities, is $9,740 of Deferred Trustees" Compensation.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT SALES - The trust may enter into short sales. A short sale transaction involves selling a security which the trust does not own with the intent of purchasing it later at a lower price. The trust will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the trust must replace the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the trust may be required to pay in connection with a short sale. Whenever the trust engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the six months ended April 30, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2003 and October 31, 2002 was as follows:

                                                 10/31/03           10/31/02
Distributions declared from:
------------------------------------------------------------------------------
  Ordinary income                              $5,543,609         $6,461,758
------------------------------------------------------------------------------
  Long-term capital gain                           66,073                 --
------------------------------------------------------------------------------
Total distributions declared                   $5,609,682         $6,461,758
------------------------------------------------------------------------------

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                         $17,372
------------------------------------------------------------------------------
Unrealized depreciation                                            (9,228,515)
------------------------------------------------------------------------------
Other temporary differences                                          (718,884)
------------------------------------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.68% of the trust's average daily net assets and 3.40% of investment income.

Management fees incurred for the six months ended April 30, 2004 were 0.92% of average daily net assets on an annualized basis.

The trust pays compensation to its Independent Trustees in the form of both a retainer and attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The trust has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees" compensation is $6,293 as a result of the change in the trust's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $3,617 for retired Independent Trustees for the six months ended April 30, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. The trust is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentages of the trust's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentages of the trust's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the six months ended April 30, 2004, the trust paid MFS $3,686, equivalent to 0.0108% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

TRANSFER AGENT - Included in transfer agent and dividend disbursing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. These fees amounted to $7,335 for the six months ended April 30, 2004. Also included in transfer agent and dividend disbursing costs are out-of-pocket expenses, paid to MFSC, which amounted to $256 for the six months ended April 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $26,085,071 and $27,249,792, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $82,227,569
------------------------------------------------------------------------------
Gross unrealized depreciation                                    $(10,902,753)
------------------------------------------------------------------------------
Gross unrealized appreciation                                       6,266,393
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(4,636,360)
------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchases by the trust of up to 10% annually of its own shares of beneficial interest. During the six months ended April 30, 2004, the trust did not repurchase any shares. Transactions in trust shares were as follows:

                                     Six months ended           Year ended
                                          4/30/04                10/31/03
                                    SHARES      AMOUNT      SHARES      AMOUNT
Shares issued to shareholders in
reinvestment of distributions       30,656     $323,904     35,268     $319,029
-------------------------------------------------------------------------------

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the trust for the six months ended April 30, 2004, was $122, and is included in miscellaneous expense. The trust had no significant borrowings during the six months ended April 30, 2004.

(7) FINANCIAL INSTRUMENTS

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

--------------
SALES
--------------
                                                                                      NET
                                                                                   UNREALIZED
                       CONTRACTS TO                              CONTRACTS        APPRECIATION
 SETTLEMENT DATE     DELIVER/RECEIVE        IN EXCHANGE FOR       AT VALUE       (DEPRECIATION)

         6/16/04    EUR   2,853,956           $3,465,244      $3,413,611            $51,633

--------------
PURCHASES
--------------

         6/16/04    EUR     335,658             $411,170        $401,480            $(9,690)

At April 30, 2004, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) RESTRICTED SECURITIES

The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2004, the trust owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.94% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                DATE OF      SHARE/PRINCIPAL
DESCRIPTION                                 ACQUISITION               AMOUNT            COST           VALUE

DLJ Mortgage Acceptance Corp.,
8%, 2004                                        4/06/01              698,759        $421,813        $635,900
------------------------------------------------------------------------------------------------------------

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators" view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS" former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS" internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS" use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

While these developments primarily relate to MFS" open-end funds, there can be no assurance that these developments, or the adverse publicity associated with these developments, will not result in an increase to the market discount of the Trust's shares or other adverse consequences.

----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) The business address of each Trustee and officer is 500 Boylston Street,
Boston, Massachusetts 02116.


                                                                              PRINCIPAL OCCUPATIONS & OTHER
                           POSITION(s) HELD       TRUSTEE/OFFICER               DIRECTORSHIPS(2) DURING
    NAME, DATE OF BIRTH       WITH FUND              SINCE(1)                     THE PAST FIVE YEARS
    -------------------    ----------------       ---------------             -------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)          Trustee and President   August 2001 until       Massachusetts Financial Services Company, Chief
(born 09/12/59)                                    February 2004           Executive Officer and Director (until February 2004)

Robert J. Manning(3)       Trustee and President   February 2004           Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment
                                                                           Officer and Director

Kevin R. Parke(3)          Trustee                 January 2002 until      Massachusetts Financial Services Company,
(born 12/14/59)                                    February 2004           President, Chief Investment Officer and Director
                                                                           (until February 2004)

Robert C. Pozen(3)         Trustee                 February 2004           Massachusetts Financial Services Company, Chairman
(born 08/08/46)                                                            (since February 2004); Harvard Law School
                                                                           (education), John Olin Visiting Professor (since
                                                                           July 2002); Secretary of Economic Affairs, The
                                                                           Commonwealth of Massachusetts (January 2002 to
                                                                           December 2002); Fidelity Investments, Vice
                                                                           Chairman (June 2000 to December 2001); Fidelity
                                                                           Management & Research Company (investment
                                                                           adviser), President (March 1997 to July 2001); The
                                                                           Bank of New York (financial services), Director;
                                                                           Bell Canada Enterprises (telecommunications),
                                                                           Director; Telesat (satellite communications),
                                                                           Director

Jeffrey L. Shames(3)       Trustee                 October 1993 until      Massachusetts Financial Services Company, Chairman
(born 06/02/55)                                    February 2004           (until February 2004)

INDEPENDENT TRUSTEES
J. Atwood Ives             Chairman                February 1992           Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                            related services), Director; Eastern Enterprises
                                                                           (diversified services company), Chairman, Trustee
                                                                           and Chief Executive Officer (until November 2000)

Lawrence H. Cohn, M.D.     Trustee                 August 1993             Brigham and Women's Hospital, Chief of Cardiac
(born 03/11/37)                                                            Surgery; Harvard Medical School, Professor of Surgery

David H. Gunning           Trustee                 January 2004            Cleveland-Cliffs, Inc. (mining products and
(born 05/30/42)                                                            service provider), Vice Chairman/ Director (since
                                                                           April 2001); Encinitos Ventures (private
                                                                           investment company), Principal (1997 to April
                                                                           2001); Lincoln Electric Holdings, Inc. (welding
                                                                           equipment manufacturer), Director; Southwest Gas
                                                                           Corporation (natural gas distribution company),
                                                                           Director

William R. Gutow           Trustee                 December 1993           Private investor and real estate consultant;
(born 09/27/41)                                                            Capitol Entertainment Management Company (video
                                                                           franchise), Vice Chairman

Amy B. Lane                Trustee                 January 2004            Retired; Merrill Lynch & Co., Inc., Managing
(born 02/08/53)                                                            Director, Investment Banking Group (1997 to
                                                                           February 2001); Borders Group, Inc. (book and
                                                                           music retailer), Director; Federal Realty
                                                                           Investment Trust (real estate investment trust),
                                                                           Trustee

Lawrence T. Perera          Trustee                 July 1981              Hemenway & Barnes (attorneys), Partner

William J. Poorvu          Trustee                 August 1982             Private investor; Harvard University Graduate
(born 04/10/35)                                                            School of Business Administration, Class of 1961
                                                                           Adjunct Professor in Entrepreneurship Emeritus;
                                                                           CBL & Associates Properties, Inc. (real estate
                                                                           investment trust), Director

J. Dale Sherratt           Trustee                 August 1993             Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                            specialists), President; Wellfleet Investments
                                                                           (investor in health care companies), Managing
                                                                           General Partner (since 1993); Cambridge
                                                                           Nutraceuticals (professional nutritional
                                                                           products), Chief Executive Officer (until May
                                                                           2001)

Elaine R. Smith            Trustee                 February 1992           Independent health care industry consultant
(born 04/25/46)

Ward Smith                 Trustee                 October 1992            Private investor
(born 09/13/30)

OFFICERS
Robert J.Manning(3)        President and Trustee   February 2004           Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment
                                                                           Officer and Director.

John W. Ballen(3)          President and Trustee   August 2001 until       Massachusetts Financial Services Company, Chief
(born 09/12/59)                                    February 2004           Executive Officer and Director (until February 2004)

James R. Bordewick, Jr.(3) Assistant Secretary     September 1990          Massachusetts Financial Services Company, Senior
(born 03/06/59)            and Assistant Clerk                             Vice President and Associate General Counsel

Stephen E. Cavan(3)        Secretary and Clerk     December 1989 until     Massachusetts Financial Services Company, Senior
(born 11/06/53)                                    March 2004              Vice President, General Counsel and Secretary
                                                                           (until March 2004)

Stephanie A. DeSisto(3)    Assistant Treasurer     May 2003                Massachusetts Financial Services Company, Vice
(born 10/01/53)                                                            President (since April 2003); Brown Brothers
                                                                           Harriman & Co., Senior Vice President (November
                                                                           2002 to April 2003); ING Groep N.V./Aeltus
                                                                           Investment Management, Senior Vice President
                                                                           (prior to November 2002)

Robert R. Flaherty(3)      Assistant Treasurer     August 2000             Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                            President (since August 2000); UAM Fund Services,
                                                                           Senior Vice President (prior to August 2000)

Richard M. Hisey(3)        Treasurer               August 2002             Massachusetts Financial Services Company, Senior
(born 08/29/58)                                                            Vice President (since July 2002); The Bank of New
                                                                           York, Senior Vice President (September 2000 to
                                                                           July 2002); Lexington Global Asset Managers, Inc.,
                                                                           Executive Vice President and Chief Financial
                                                                           Officer (prior to September 2000); Lexington
                                                                           Funds, Chief Financial Officer (prior to September
                                                                           2000)

Ellen Moynihan(3)          Assistant Treasurer     April 1997              Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                            President

James O. Yost(3)           Assistant Treasurer     September 1990          Massachusetts Financial Services Company, Senior
(born 06/12/60)                                                            Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The
Board of Trustees is currently divided into three classes, each having a term of three years. Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the
Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                                       CUSTODIANS
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741               225 Franklin Street, Boston, MA 02110

                                                         JP Morgan Chase Bank
                                                         One Chase Manhattan Plaza
PORTFOLIO MANAGER                                        New York, NY 10081
John F. Addeo

-------------------------------------------------------------------------------
CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS
-------------------------------------------------------------------------------

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:      State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec.gov.

NUMBER OF SHAREHOLDERS

As of April 30, 2004, our records indicate that there are 658 registered shareholders and approximately 5,455 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:
               State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
               1-800-637-2304

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
                                                              MFV-SEM-6/04 18M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable for semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable for semi-annual reports.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time. [Required for closed-end funds for periods ending on or after June 15, 2004 (beginning with N-CSR's filed at the end of August, 2004 for June 30, 2004 reporting period.)]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

    (3) Any written solicitation to purchase securities under 23c-1 under the Act (17 C.F.R. 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time. [For closed-end funds for periods ending on or after June 15, 2004 (beginning with N-CSR's filed at the end of August 2004 for June 30, 2004 reporting period.)]

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SPECIAL VALUE TRUST


By (Signature and Title)*  ROBERT J. MANNING
                           --------------------------------------------------
                           Robert J. Manning, President

Date: June 23, 2004
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  ROBERT J. MANNING
                           --------------------------------------------------
                           Robert J. Manning, President (Principal Executive Officer)

Date: June 23, 2004
      -------------


By (Signature and Title)*  RICHARD M. HISEY
                           --------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 23, 2004
      -------------


* Print name and title of each signing officer under his or her signature.